Exhibit 99.1

UNDER ARMOUR ANNOUNCES LEADERSHIP TRANSITION

Kevin Plank to Become Chief Executive Officer; Mohamed A. El-Erian, Under Armour’s Lead Director, Named Chair of the Board

BALTIMORE, March 13, 2024 – Under Armour, Inc. (NYSE: UA, UAA) today announced that Kevin Plank will become President & Chief Executive Officer, effective April 1, 2024. Plank will succeed Stephanie Linnartz, who will be stepping down as President & Chief Executive Officer and member of the Board. In connection with Plank’s appointment, Dr. Mohamed A. El-Erian, an independent director since 2018 and Lead Director since 2020, will become the non-executive Chair of the Board. Plank, who will transition from Executive Chair of the Board, will remain a director. Linnartz will remain an advisor to the company through April 30, 2024.

“On behalf of the full team, I want to thank Stephanie for her contributions to Under Armour. We deeply appreciate her hard work and dedication,” said Plank. “During her tenure, she strengthened the leadership team with executive hires in critical areas, including product, design, supply chain, consumer connectivity, and regional management. Her prior experience leading major brands was instrumental in focusing our consumer strategy, including the launch of the U.S. loyalty program, UA Rewards. Her efforts have helped set us on the right path, and we wish her success in her future endeavors.”

“I feel honored to have served as Under Armour’s President & CEO and worked with many incredible teammates who care deeply about the company’s purpose and mission,” said Linnartz. “I am proud of our progress against our strategic plan, including strengthening our team, evolving our products and marketing, and increasing our focus on profitability. We have a strong foundation in place for future growth and the company’s potential is limitless. I will continue to root for Under Armour’s success.”

Reflecting on his appointment, Plank said, “For nearly 30 years, Under Armour has focused on inspiring athletes with industry-leading, performance solutions they never knew they needed and once they’ve tried them, can’t imagine living without. As the company continues to navigate several post-pandemic consumer, industry, and brand-specific factors, we are working hard to reconstitute our strengths and make thoughtful, balanced business decisions to drive enduring success for athletes, customers, and shareholders. I am energized about the team we have put into place and look forward to seizing the opportunities ahead.”

“On behalf of the Board, I want to thank Stephanie for her many valuable contributions to Under Armour,” said incoming Board Chair Dr. El-Erian. “With Kevin’s vision and drive serving as critical components, Board members and I look forward to working closely with him and the Under Armour leadership team to unleash shareholder value and drive the company forward.”

Plank founded Under Armour in 1996, and since then, he has been the driving force behind its innovative products and brand. From 1996 to 2019, he served as Under Armour’s Chief Executive Officer and Chair of the Board of Directors. In January 2020, Plank was appointed Executive Chair and Brand Chief.

Dr. Mohamed A. El-Erian is the President of Queens’ College, University of Cambridge. Since 2014, he has served as Chief Economic Advisor at Allianz, the corporate parent of PIMCO, where he was chief executive and co-chief investment officer (2007-2014). He is Chair of Gramercy Fund Management, a columnist for Bloomberg Opinion, and a contributing editor at the Financial Times. He is a professor of practice at the Wharton School of the University of Pennsylvania and a Senior Global Fellow at the Lauder Institute there. Before PIMCO, Dr. El-Erian was a managing director at Solomon Smith Barney/Citigroup in London, and before that, he spent 15 years at the International Monetary Fund in Washington, D.C., where he served as Deputy Director before moving to the private sector. Dr. El-Erian holds bachelor’s and master’s degrees from Cambridge University and a master’s and doctorate from Oxford University.

About Under Armour, Inc.

Under Armour, Inc., headquartered in Baltimore, Maryland, is a leading inventor, marketer, and distributor of branded athletic performance apparel, footwear, and accessories. Designed to empower human performance, Under Armour’s innovative products and experiences are engineered to make athletes better. For further information, please visit http://about.underarmour.com.

Forward-Looking Statements

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements regarding our future financial condition or results of operations, our prospects and strategies for future growth, expectations regarding promotional activities, freight, product cost pressures, and foreign currency impacts, the impact of global economic conditions and inflation on our results of operations, our liquidity and use of capital resources, the development and introduction of new products, the implementation of our marketing and branding strategies, the future benefits and opportunities from significant investments, and the impact of litigation or other proceedings. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “outlook,” “potential” or the negative of these terms or other comparable terminology. The forward-looking statements in this press release reflect our current views about future events. They are subject to risks, uncertainties, assumptions, and circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by these forward-looking statements, including, but not limited to: changes in general economic or market conditions, including inflation, that could affect overall consumer spending in our industry; the impact of the COVID-19 pandemic on our industry and our business, financial condition and results of operations, including impacts on the global supply chain; failure of our suppliers, manufacturers or logistics providers to produce or deliver our products in a timely or cost-effective manner; labor or other disruptions at ports or our suppliers or manufacturers; increased competition causing us to lose market share or reduce the prices of our products or to increase our marketing efforts significantly; fluctuations in the costs of raw materials and commodities we use in our products and costs related to our supply chain (including labor); changes to the financial health of our customers; our ability to successfully execute our long-term strategies; our ability to effectively develop and launch new, innovative and updated products; our ability to accurately forecast consumer shopping and engagement preferences and consumer demand for our products and manage our inventory in response to changing demands; loss of key customers, suppliers or manufacturers; our ability to effectively market and maintain a positive brand image; our ability to further expand our business globally and to drive brand awareness and consumer acceptance of our products in other countries; our ability to manage the increasingly complex operations of our global business; the impact of global events beyond our control, including military conflicts; our ability to successfully manage or realize expected results from significant transactions and investments; our ability to effectively meet the expectations of our stakeholders with respect to environmental, social and governance practices; the availability, integration and effective operation of information systems and other technology, as well as any potential interruption of such systems or technology; any disruptions, delays or deficiencies in the design, implementation or application of our global operating and financial reporting information technology system; our ability to attract key talent and retain the services of our senior management and other key employees; our ability to effectively drive operational efficiency in our business; our ability to access capital and financing required to manage our business on terms acceptable to us; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; risks related to foreign currency exchange rate fluctuations; our ability to comply with existing trade and other regulations, and the potential impact of new trade, tariff and tax regulations on our profitability; risks related to data security or privacy breaches; and our potential exposure to and the financial impact of litigation and other proceedings. The forward-looking statements here reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the statement’s date or to reflect unanticipated events.

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Under Armour Contacts:

Lance Allega

SVP, Investor Relations, Treasury and Corporate Development

(410) 246-6810

Amanda Miller

SVP, Chief Communications Officer

(408) 219-0563